SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities and
                             Exchange Act of 1934.

                                  March 3, 2008
                                 Date of Report



                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-31446                 45-0466694
      (State or other                 (Commission             (I.R.S. Employer
jurisdiction of incorporation)        File Number)           Identification No.)


     1700 Lincoln Street, Suite 1800, Denver, Colorado           80203-4518
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code         303-295-3995
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01         REGULATION FD DISCLOSURE

February 29, 2008, Cimarex Energy Co. (NYSE: XEC) issued a press release. A copy of the news release is furnished as Exhibit 99.1 to this report.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.                         Description

99.1            Press Release is furnished pursuant to Item 7.01.

                                                        SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIMAREX ENERGY CO.


Dated: March 3, 2008                 By: /s/ Paul Korus
                                         ---------------------------------------
                                         Paul Korus, Vice President,
                                         Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.                         Description

99.1            Press Release